SunTrust Banks, Inc. 1Q 2010 Earnings Presentation April 21, 2010 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2009 Annual Report on Form 10-K, Quarterly Reports
on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, future levels of charge-offs generally and in the construction, residential mortgage, and residential builder portfolios, future income from service charges, and future performance of the commercial real estate portfolio are forward-looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,”
“intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”
Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasonswhy actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports thatwe file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; we are subject to capital adequacy guidelines and, ifwe fail to meet these guidelines, our financial condition would be adversely affected;
recently enacted legislation, or legislation enacted in the future, or any proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specificweakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations andwarranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; depressed market values for our stock may require us towrite down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us;we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loan losses may not be adequate to cover our eventual losses; wewill realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; in 2009 and
2010, credit rating agencies downgraded the credit ratings of SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations;we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to howwe report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE IV. RISK REVIEW V. CONCLUSION Table of Contents VI. APPENDIX

EPS Improved Sequentially
Elevated Credit Costs
Revenue Cyclically Soft
Slowed Pace of Loan Decline
DIFFICULT BUT IMPROVED
OPERATING ENVIRONMENT
CONTINUED POSITIVE
TRENDS
Improved Asset Quality
Solid Capital Position
Favorable Deposit Mix
Expanded Margin
Well Managed Expenses
First Quarter Highlights
I. HIGHLIGHTS

1Q 2010 4Q 2009 3Q 2009 2Q 2009
Estimate Actual                 Actual               Actual
Capital Ratios Remained Solid
Tier 1 Common Ratio
Tangible Common Equity
Ratio¹
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl
TARP)²
Total Capital Ratio
Book Value per Share
Tangible Common Book Value
per Share¹
Capital Ratios
II. CAPITAL
7.34%
6.86%
12.23%
9.11%
15.31%
$36.16
$23.41
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
2. TARP preferred included in Tier 1 ratio contributes an estimated 3.45% to the 3/31/10 Tier 1 capital ratio, 3.40% at 12/31/09, 3.27% at 9/30/09, and
3.12% at 6/30/09
7.49%
7.01%
12.58%
9.31%
15.92%
$36.06
$23.35
7.67%
6.73%
12.96%
9.56%
16.43%
$35.29
$22.59
7.65%
6.88%
13.05%
9.60%
16.60%
$35.40
$22.76

($ in millions, except per share data)
Results Reflect Difficult Operating Environment
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Credit Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Total Noninterest Expense Excl Goodwill/Intangible Impairment
Charges Other Than MSRs¹
Pre-Tax Loss
Benefit for Income Taxes
Preferred Dividends
Net Loss Available to Common Shareholders
Net Loss Available to Common Shareholders
Excluding Goodwill Charge Other Than MSRs, After Tax¹
Net Loss Per Average Common Diluted Share
Net Loss Per Share Excl Goodwill Charge Other Than
MSRs, After Tax¹
% Change          % Change
1Q 2010               4Q 2009             1Q 2009
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
$1,202
862
698
1,900
1,361
1,361
(355)
(194)
68
(229)
(229)
(0.46)
(0.46)
-
(12)%
(6)%
(3)%
(6)%
(6)%
31%
26%
-
28%
28%
28%
28%
10%
(13)%
(38)%
(14)%
(37)%
(3)%
63%
(29)%
(4)%
74%
(43)%
82%
-

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
1
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered and Foreign Deposits
Total Deposits
1Q 2010 4Q 2009 4Q 2009 1Q 2009
Annualized
% Change
III. FINANCIAL PERFORMANCE
1. Excludes $7 billion of nonaccrual and restructured loans
Loan Demand Remained Weak; Deposit Mix Improved Further
$33,094
15,157
4,078
26,970
15,105
5,254
6,697
1,067
$107,422
$24,520
25,593
36,250
3,856
14,417
10,448
115,084
3,433
$118,517
5%
(7)%
(57)%
(6)%
(7)%
14%
4%
29%
(3)%
(8)%
(12)%
23%
4%
(29)%
(49)%
(7)%
(133)%
(12)%
(16)%
(5)%
(45)%
(10)%
(2)%
2%
1%
10%
(11)%
7%
20%
24%
12%
(16)%
(22)%
7%
(54)%
3%
1%
(2)%
(14)%
(2)%
(2)%
4%
1%
7%
(1)%
(2)%
(3)%
6%
1%
(7)%
(12)%
(2)%
(33)%
(3)%

U.S. Treasury
U.S. Agency
U.S. States and Subdivisions
MBS – Agency
MBS – Private
Corporate & Other
Asset – Backed Securities
Other Equity
Total AFS
High Quality Securities Portfolio
1Q 2010                                4Q 2009             $ Change
Securities Available for Sale
($ in millions, period end balances)
Securities Portfolio
III. FINANCIAL PERFORMANCE
$5,206
2,001
916
13,711
369
509
1,004
2,523
$26,239
$5,177
2,738
945
15,916
378
511
315
2,497
$28,477
$29
(737)
(29)
(2,205)
(9)
(2)
689
26
$(2,238)

2.87%
2.94%
3.10%
3.27%
3.32%
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010
Margin Remained Stable
•
The small sequential increase in
margin was driven mainly by
day count as improved deposit
pricing was largely offset by
lower securities yields
•
Margin expected to remain
relatively stable during 2010 in a
range around 3.25%
Net Interest Margin
III. FINANCIAL PERFORMANCE

($ in millions)
Provision Expense Declined; ALLL Increased to 2.80% of Loans
Provision For Credit Losses
III. FINANCIAL PERFORMANCE
Provision for Credit
Losses¹
Net Charge-offs
Net Charge-off Ratio
Net ALLL
Increase²
Allowance to Loan
Ratio²
$994
$610
1.97%
$384
2.21%
1Q 2010 4Q 2009 3Q 2009 2Q 2009 1Q 2009
$962
$801
2.59%
$161
2.37%
$1,134
$1,006
3.33%
$128
2.61%
1. 1Q 2010 includes the impact of a $15 million reduction in unfunded commitment reserves. 4Q 2009 includes $57 million in provision for unfunded commitments that increased the reserve to $115 million as of 12/31/09. This expense was recorded in Other Expense prior to 4Q 2009 (see appendix for prior period amounts)
2. Does not include unfunded commitment reserves
$974
$821
2.83%
$96
2.76%
$862
$821
2.91%
$56
2.80%

Noninterest Income
Net Adjustments
1
Adjusted Noninterest Income
2
($ in millions)
Noninterest Income Remained Cyclically Soft; Mortgage-Related Revenue Improved Sequentially
1. Adjustment detail included in appendix includes securities gains and losses
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
Noninterest Income
III. FINANCIAL PERFORMANCE
%  Change
1Q 2010      4Q 2009        1Q 2009        4Q 2009     1Q 2009
$742
30
$712
$1,121
98
$1,023
$698
(42)
$740
(6)%
4%
(38)%
(28)%

Vintages of repurchase requests slowly
shifting to more recent production²…
…due to lower new request volume and
a reduced inventory of pending requests¹
…that has a lower risk profile
0
20
40
60
80
100
120
140
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010
New Requests (4Q 2008 = 100)
Pending requests (4Q 2008 = 100)
Losses declined and reserves stable…
0%
10%
20%
30%
40%
50%
60%
70%
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010
2006 & Prior
2007
2008 & 2009
1. Indexed view of quarterly new repurchase requests and quarter-end pending request population with 4Q 2008 values equal to 100
2. Percent of each quarter’s repurchase request by vintage; totals 100% each quarter
3. Percent of outstanding unpaid balance by vintage; totals 100%
III. FINANCIAL PERFORMANCE
Mortgage Repurchase Trends
96%
100%
68%
66%
Full Doc
%
68%
67%
762
769
0%
0%
49%
2%
2008 & 2009
2010
77% 716 5% 23% 2007
74% 712 25% 26% 2006 & prior
Avg Orig
LTV %
Avg
FICO
Alt-A
%
Unpaid
Bal³
%
1Q 2009   2Q 2009   3Q 2009   4Q 2009   1Q 2010
Beginning Balance
92 93 92 123 200
Additions
26 63 136 220 128
Charge-offs (25) (64) (105) (143) (118)
Ending balance 93 92 123 200 210
($ in millions)

Expense Results
Noninterest Expense
Net
Adjustment¹
Adjusted Noninterest Expense
Expense Analysis
Total Adjusted Incr/(Decr)
Credit-Related
Costs²
FDIC
Pension
Subtotal of Expense Drivers
Net Expense
Controllable Expenses Well Managed; Impact of Economically Cyclical Expenses Declined
1.
Adjustment detail included in appendix
2. Includes operating losses, credit and collections, other real estate expense, additions to mortgage re-insurance reserves but does not include additional personnel expense related to credit administration or default management. Unfunded commitment reserve costs recorded in provision for credit losses beginning 4Q 2009
Change
1Q 2010             4Q 2009            1Q 2009 4Q 2009 1Q 2009
%
($ in millions)
Noninterest Expense
III. FINANCIAL PERFORMANCE
$
Change
$1,454
38
$1,416
174
60
30
$2,152
726
$1,426
188
47
39
$1,361
(1)
$1,362
143
64
13
(6)%
(4)%
$(54)
(31)
4
(17)
(44)
$(10)
(37)%
(5)%
$(64)
(45)
17
(26)
(54)
$(10)

Asset Quality Metrics
IV. RISK REVIEW
Overall, Asset Quality Continued to Improve
1. Excludes reserve for unfunded commitments of $100 million in 1Q 2010, $115 million in 4Q 2009 and $58 million in 3Q 2009
2. Includes $(15) million provision for unfunded commitment reserves in 1Q 2010 and $57 million in 4Q 2009
3. Q1 2010 includes $160 million in LHFS nonaccruals
`
1Q 2010 4Q 2009 3Q 2009 1Q10 vs 4Q09 4Q09 vs 3Q09
Total Loans at End of Period $113,979 $113,675 $116,488 $305 -$2,813
Allowance for Loans & Lease Losses
1
3,176 3,120 3,024 56 96
Net Charge-offs 821 821 1,006 0 -185
Provision Expense
2
862 974 1,134 -112 -160
NPAs
3
6,043 6,101 6,095 -58 6
NPLs to Total Loans 4.55% 4.75% 4.67% -0.20% 0.08%
NPAs to Total Loans + OREO/OA
3
5.26% 5.33% 5.20% -0.07% 0.13%
ALLL to Loans 2.80% 2.76% 2.61% 0.04% 0.15%
NCOs (annualized to Average Loans) 2.91% 2.83% 3.33% 0.08% -0.50%
30-89 Days Past Due 1.19% 1.37% 1.52% -0.18% -0.15%
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Loan Portfolio
IV. RISK REVIEW
1. Consumer - Direct includes approximately $3.4 billion of federally guaranteed student loans
Early Stage Delinquency Improvement Continued; Net Charge-offs Remained Stable
Balance % of Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ in millions) 03/31/2010 Portfolio 12/31/2009 Portfolio 1Q10 4Q09 1Q10 4Q09
Commercial $33,393 29% $32,494 29% 1.13% 1.14% 0.26% 0.25%
Commercial Real Estate 15,262 13% 15,074 13% 0.08% 0.06% 0.73% 0.77%
Consumer - Direct
1
5,369 5% 5,118 4% 0.92% 0.96% 4.06% 5.09%
Consumer - Indirect 6,678 6% 6,531 6% 0.98% 1.50% 0.88% 1.52%
Credit Cards 1,040 1% 1,068 1% 10.48% 8.51% 2.79% 3.09%
Real Estate Home Equity Lines 15,676 14% 15,953 14% 4.11% 3.91% 1.23% 1.36%
Real Estate 1-4 Family 30,805 27% 30,790 27% 5.57% 4.35% 1.88% 2.18%
Real Estate Construction 5,756 5% 6,647 6% 6.30% 11.38% 1.37% 1.09%
Total $113,979 100% $113,675 100% 2.91% 2.83% 1.19% 1.37%

1.  Excludes $19 million of mark-to-market loans held for sale in 1Q 2010 and $55 million for 4Q 2009.
2. Does not include nonaccruals
3. GNMA  repurchases are FHA guaranteed loans that were repurchased  from GNMA securities
Residential Mortgages $30,805
Residential Mortgages
IV. RISK REVIEW
Core Portfolio Asset Quality Improved
($ in millions)
Portfolio Profile Credit Quality Metrics
Loan Type
03/31/10
Balance
12/31/09
Balance
03/31/2010
$ Nonaccruals
1
12/31/2009            03/31/10
$ Nonaccruals
1
60+ DLQ
2
12/31/09
60+ DLQ
2
Core Portfolio $23,794 $23,914 $1,773 $1,955 1.54% 1.82%
Home Equity Loans 1,894 1,988 64 61 0.95 0.92
Prime 2
nd
2,772 2,904 80 90 2.12 2.47
Lot Loans 1,032 1,087 261 271 2.68 3.00
Alt-A 1
st
630 691 209 250 4.81 4.38
Alt-A 2
nd
190 206 30 34 5.99 7.93
GNMA Repurchases
3
493 - - - - -
Total $30,805 $30,790 $2,417 $2,661 1.70% 1.96%
($ in millions)

Home Equity Lines $15,676
1.  Excludes 3rd
party originated
2.  Excludes 3rd
party originated and Florida CLTV > 80%
3.  Excludes 3rd
party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
03/31/10
Balance
% of
Total
12/31/09
Balance
1Q 10
Charge-off
4
%
4Q 09
Charge-off
4
%
1Q 10
Nonaccrual
%
4Q 09
Nonaccrual
%
3rd
Party
Originated $1,504 10% $1,566 11.84% 12.02% 3.91% 3.93%
CLTV > 80%
1
(Florida) 1,724 11 1,789 8.70 8.84 3.27 3.63
CLTV > 90%
2
1,518 9 1,559 3.74 4.01 1.69 1.46
Core Portfolio
3
10,930 70 11,039 2.43 2.05 1.36 1.31
Total $15,676 100% $15,953 4.11% 3.91% 1.82% 1.81%
Home Equity Lines
IV. RISK REVIEW
Balances Declined; Asset Quality Stable
($ in millions)

1. Annualized first quarter net charge-off ratio
($ in millions)
Aggressive Reduction in Portfolio Continued
Construction $5,756
Portfolio Profile Credit Quality Metrics
Type
03/31/10
Balance
12/31/09
Balance
1Q 09
%
FL
1Q 10
C/O
1
%
$
NPLs
FL
NPLs
%
1Q 10
30 +
DLQ
4Q 09
30 +
DLQ
Construction Perm $690 $826 26% 20.38% $215 35% 5.42% 5.79%
Residential
Construction 1,106 1,213 30 5.15 486 36 0.85 1.39
Residential A&D 1,135 1,314 21 9.17 541 21 2.08 1.32
Residential Land 444 470 38 10.59 142 44 0.77 0.92
Commercial
Construction 1,514 1,893 18 0.62 111 39 0.29 0.62
Commercial A&D 374 456 23 1.60 48 33 4.00 0.57
Commercial Land 493 475 30 2.50 42 21 2.18 2.36
Total
$5,756 $6,647 24% 6.30% $1,585 31% 1.81% 1.68%
IV. RISK REVIEW
Construction

Nonperforming Loan Actions
Incremental Charge-offs Recorded on Residential Mortgage NPLs Aged Greater Than 12 Months;
Small Portfolio of Mortgage NPLs Transferred to Held-For-Sale
IV. RISK REVIEW
1. Represents charge-offs on 1 lien residential mortgage loan NPLs related to lower property values on loans residing in NPL status for greater than 12 months
2. Includes $63 million in Condo loans within Alt-A, Jumbo and other categories
($ in millions)
Nonperforming Loan Flows NPL Held-For-Sale Portfolio
1Q 2010 4Q 2009
Beginning Balance
Less:
Base Charge-offs
Mortgage Policy Change
1
HFS Transfer Charge-off
Total Charge-offs
Transfer to HFS
Plus:
Net NPL Flow
Ending Balance
HFS Charge-offs
Previous Charge-offs
HFS Balance
Unpaid Principal Balance
Florida
California 24
Other                            115
Total
Alt-A 67
Jumbo 147
Other 146
Total²
$             %
14%
42%
44%
100%
19%
41%
40%
100%
$51
149
160
360
61%
7%
32%
100%
$360
$5,402
(639)
(131)
(51)
(821)
(160)
764
$5,185
$5,444
(821)
-
-
(821)
-
779
$5,402
221
360
st

TDR Trends
IV. RISK REVIEW
Pace of Mortgage Modifications Slowed; 95% of Growth Occurred in Accruing TDRs
$1,477
$2,021
$2,553
($ in millions, period end balances)
$2,835
$925
$1,344
$1,641
$1,908
$552
$677
$912
$927
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Q2 2009 Q3 2009 Q4 2009 Q1 2010
Accruing TDRs Nonaccruing TDRs

TDR Composition and Performance
IV. RISK REVIEW
Accruing TDRs Non-Accruing TDRs Total TDRs
Payment
Status
03/31/10
Balance
% of
Total
03/31/10
Balance
% of
Total
03/31/10
Balance²
% of
Total
Current $1,682 88% $400 43% $2,082 73%
30 DPD 125 7 90 10 215 8
60 DPD 70 4 67 7 137 5
90 DPD 29 1 54 6 83 3
120+ DPD 3 <1 316 34 319 11
Total¹
$1,908 100% $927 100% $2,835 100%
88% of Accruing TDRs are Current on Principal and Interest Payments and 73% of Total
TDRs are Current
($ in millions)
1. Totals may not foot due to rounding
2. Excludes $35 million of non-accruing TDRs in Mortgage loans held for sale

Credit Summary
IV. RISK REVIEW
•
Overall, asset quality improved
•
Early stage delinquencies and NPLs declined, while net charge-offs and NPAs were stable
•
Improvements in base charge-offs and delinquencies were broad-based among the portfolios
•
Balances continued to decline and asset quality metrics improved in our consumer residential real estate portfolios
•
$182 million of first quarter charge-offs attributable to change in internal policy for aged residential mortgage NPLs and NPLs transferred to held-for-sale
•
Pace of mortgage modifications slowed in the quarter; 73% of total TDRs are current
•
Charge-offs in the second quarter are currently expected to be stable to down compared to the first quarter.  The run-rate of base charge-offs is expected to be stable to slightly up depending primarily on the pace of improvement in consumer portfolios and the completion of workouts in the construction portfolio

EPS Improved Sequentially
Elevated Credit Costs
Revenue Cyclically Soft
Slowed Pace of Loan Decline
DIFFICULT BUT IMPROVED
OPERATING ENVIRONMENT
CONTINUED POSITIVE
TRENDS
Improved Asset Quality
Solid Capital Position
Favorable Deposit Mix
Expanded Margin
Well Managed Expenses
First Quarter Highlights
V. CONCLUSION

23 Appendix

($ in millions)
Total Noninterest Income
Securities Gains/(Losses)
Fair Market Write-downs – Trading
STI Debt Valuation-Trading
Fair Value Write-downs – Mortgage Production
Auction Rate Securities – Trading
LOCOM MSR (Impairment)/Recovery – Mtg Svcing
Net Adjustments
Adjusted Noninterest Income
Noninterest Income Reconciliation
VI. APPENDIX
%                   %
Change        Change
1Q 2010 4Q 2009 1Q 2009 4Q 2009 1Q 2009
(6)%
4%
(38)%
(28)%
$698
2
(23)
(20)
(8)
7
-
(42)
$740
$742
73
(5)
(38)
(8)
(3)
11
30
$712
$1,121
3
(32)
113
(16)
(1)
31
98
$1,023

Total Noninterest Expense
Goodwill Impairment
AHG Write-down (Other Expense)
Net Loss/(Gain) on Debt Extinguishment
Visa Contract Termination
Net Adjustments
Adjusted Noninterest Expense
Change
1Q 2010        4Q 2009        1Q 2009 4Q 2009 1Q 2009
%
($ in millions)
Noninterest Expense Reconciliation
VI. APPENDIX
$1,454
-
14
24
-
38
$1,416
(6)%
(4)%
(37)%
(4)%
$1,361
-
-
(9)
8
(1)
$1,362
$2,152
751
-
(25)
-
726
$1,426

Noninterest Income
Mortgage Repurchase Losses
FV MSR Hedging-Trading
FV MSR Hedging-Mortgage Servicing
Noninterest Expense
Unfunded Commitment Reserve (Other
Exp)¹
Mortgage Reinsurance
Operating Losses
Credit & Collections
Other Real Estate
Total Credit-Related
Additional Noninterest Income and Expense Disclosures
VI. APPENDIX
$
Change
1Q 2010         4Q 2009        1Q 2009          4Q 2009 1Q 2009
($ in millions)
$(128)
-
-
-
9
14
74
46
$143
$92
-
-
-
(1)
(12)
(2)
(16)
$(31)
$(220)
-
-
-
10
26
76
62
$174
$(26)
(19)
19
3
70
23
48
44
$188
$(102)
(19)
19
(3)
(61)
(9)
26
2
$(45)
1.  Unfunded commitment reserve expense recorded in provision expense prospectively beginning in 4Q 2009

(As of 03/31/10, $ in millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $64 million, $19 million of mark-to-market loans held for sale and $92 million of residential real estate loans managed on commercial  system
4. Insurance reserve is nearly exhausted; future loss severity is expected to be 100%
Nonaccruals that have been through the
specific write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non
accruals with               accruals
write-down
+
Non
not
requiring
write-down²
+
Non
accruals
without
specific
write-down
=
Total
Non
accruals³
% Loss
Severity
Core
Portfolio
$1,303 $(505) $798 $277 $606 $1,681 32.0%
Prime 2
nd
394 (394) -- 25 55                 80 94.0%
4
Lot
Loans
361 (203) 159 55 48 261 48.7%
Alt-A 1
st
159 (64) 95 24 91 209 35.2%
Alt-A 2
nd
113 (101) 12 -- 19 30 89.4%
Total $2,330 $(1,267) $1,063 $380 $818 $2,261
Residential Mortgage
Nonaccrual Balances Decreased; 64% of Nonaccruals Have Been Through the Write-Down
Process
(1)
VI. APPENDIX

VI. APPENDIX
($ in millions, except per share data)
Reconciliation of Non GAAP Measures
March 31
December 31 September 30 June 30
2010
2009 2009 2009
Total shareholders' equity
$22,620
$22,531 $22,908 $22,953
Goodwill, net of deferred taxes
(6,202)
(6,204) (6,205) (6,213)
Other intangible assets including MSRs, net of deferred taxes
(1,761)
(1,671) (1,560) (1,468)
MSRs
1,641
1,539 1,423 1,322
Tangible equity
16,298
16,195 16,566 16,594
Preferred stock
(4,923)
(4,917) (4,911) (4,919)
Tangible common equity
$11,375
$11,278 $11,655 $11,675
Total assets
$171,796
$174,165 $172,718 $176,735
Goodwill
(6,323)
(6,319) (6,314) (6,314)
Other intangible assets including MSRs
(1,800)
(1,711) (1,604) (1,517)
MSRs
1,641
1,539 1,423 1,322
Tangible assets
$165,314
$167,674 $166,223 $170,226
Tangible equity to tangible assets
9.86%
9.66% 9.96% 9.75%
Tangible common equity to tangible assets
6.88%
6.73% 7.01% 6.86%
Tangible book value per common share
$22.76
$22.59 $23.35 $23.41
Three Months Ended

VI. APPENDIX
Reconciliation of Non GAAP Measures
($ in millions, except per share data)
March 31 December 31 March 31
2010 2009 2009
Total noninterest expense $1,361 $1,454 $2,152
Goodwill/intangible impairment charges other than MSRs
-
- 751
Total noninterest expense excluding goodwill/intangible impairment charges other than MSRs
1
$1,361 $1,454 $1,401
Net loss ($161) ($248) ($815)
Goodwill/intangible impairment charges other than MSRs, after tax - - 724
Net loss excluding goodwill/intangible impairment charges other than MSRs, after tax
1
($161) ($248) ($91)
Net loss available to common shareholders ($229) ($316) ($875)
Goodwill/intangible impairment charges other than MSRs attributable to common shareholders, after tax - - 715
Net loss available to common shareholders excluding goodwill/intangible impairment charges other than MSRs, after tax
1
($229) ($316) ($160)
Net loss per average common share, diluted ($0.46) ($0.64) ($2.49)
Impact of excluding goodwill/intangible impairment charges other than MSRs attributable to common shareholders, after tax - - 2.03
Net loss per average diluted common share, excluding goodwill/intangible impairment charges other than MSRs, after tax
1
($0.46)
($0.64) ($0.46)
Net loss      ($161) ($248) ($815)
Preferred dividends, Series A
(2)
(2) (5)
U.S. Treasury preferred dividends and accretion of discount (66) (66) (66)
Dividends and undistributed earnings allocated to unvested shares - - 11
Gain on purchase of Series A preferred stock
-
- -
Net loss available to common shareholders ($229) ($316) ($875)
Three Months Ended